Exhibit (j) under Form N-1A
                                       Exhibit (23) under Item 601/Reg.S-K






CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report for the CCMI Equity Fund dated July 9, 2001, on the financial statements as of May 31, 2001, included or incorporated by reference in Post-Effective Amendment No. 16 to Form N-1A Registration Statement File No. 33-45753.



                                                    /s/ARTHUR ANDERSEN LLP



Boston, Massachusetts
July 19, 2001